Q4 2019 EARNINGS CONFERENCE CALL March 17, 2020 Patrick Miller President & CEO Tim Trenary CFO & Treasurer Kirk Feiler VP Corporate Development & Investor Relations

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. COMMERCIAL VEHICLE GROUP, INC. 2

RESTATEMENT UPDATE ► Restated quarterly financials for the year ended December 31, 2018 and for the nine months ended September 30, 2019 due to inappropriate journal entries discovered in year-end review ► Independent investigation concluded the inappropriate journal entries were isolated to one employee at one facility who has since been terminated ► Identified material weaknesses in our internal controls over financial reporting ► Remediation plan to strengthen internal controls • Enhancing the design of the balance sheet reconciliation process • Strengthening the controls and reviews around manual journal entries • Enhancing our risk assessment process to reduce the risk of financial misstatements Actions and analysis will continue until material weaknesses are remediated COMMERCIAL VEHICLE GROUP, INC. 3

2019 QUARTERLY SALES AND BUILD RATES 2019 Quarterly Sales and build rates 260 100 240 90 • Strong revenue and build 220 rates in the first half of 2019 80 swiftly decelerated 200 beginning in Q3 180 70 • Total Class 8 production in 160 2019 was 342,000 units 60 140 50 120 100 40 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 CVG Sales NA CL 8 Truck Builds Source: NA CL 8 Truck Build ACT February 2020 COMMERCIAL VEHICLE GROUP, INC. 4

END MARKET OUTLOOK CVG 2019 Revenue by End Market 16% 2020 Market Outlook 14% • Management estimates 51% Class 8 build to decline 35- 42%, 200,000-225,000 19% • Class 5-7 production expected to decline 15-20% • Construction markets in Truck Construction Aftermarket Other North America, Europe and Asia Pacific may decline by 10-15% Heavy-Duty (Class 8) Build Medium-Duty (Class 5-7) Build MD-HD Construction Machinery (000’s) (000’s) (000’s) • Taking actions to scale the 1,220 1,121 business to anticipated 342 1,040 324 896 lower production rate 256 281 209 273 249 240 2017 2018 2019 2020E 2017 2018 2019 2020E 2017 2018 2019 2020E Sources: March 2020 ACT Research Report Management internal estimates COMMERCIAL VEHICLE GROUP, INC. 5

ORGANIC GROWTH ► Investing in growth areas ► Shift to more value-add content and services support ► Restructuring sales and engineering teams to better align with long-term strategy ► Expanding capabilities into high-speed data and high-voltage cabling applications Modem for defense application High-voltage cabling for off-road machines Large industrial panel COMMERCIAL VEHICLE GROUP, INC. 6

FSE ACQUISITION UPDATE ► Integration nearly complete and on plan ► Applying LEAN concepts to FSE’s flexible manufacturing model ► Strong order book in FSE’s core business ► FSE end markets expected to grow 8-10% CAGR over next few years ► Cross selling opportunities taking hold ► New business coming online ► Realizing synergies including less cyclicality FSE acquisition improves diversification and growth opportunities COMMERCIAL VEHICLE GROUP, INC. 7

2020 PRIORITIES Remediate internal control weaknesses Manage Covid-19 impact Complete restructuring actions ContinueAlign operations to monitor to volume impacts levels of Covid and- 19return on ourto historical global operations pull through rates Strategically invest in growth areas COMMERCIAL VEHICLE GROUP, INC. 8

FINANCE UPDATE COMMERCIAL VEHICLE GROUP, INC. 9

FINANCIAL IMPACT OF RESTATEMENT ► Cost of revenues were understated by $3.9 million and $4.6 million for the year ended December 31, 2018 and for the nine months ended September 30, 2019, respectively ► Total Assets in the Consolidated Balance Sheets as of December 31, 2018 and as of September 30, 2019 were overstated by $5.4 million and $9.0 million, respectively ► Independent investigation costs estimated at $3 million in Q1 2020 ► No misappropriation of assets ► No cash flow impact ► Material weaknesses in internal controls ► Remediation under way COMMERCIAL VEHICLE GROUP, INC. 10

2019 QUARTERLY IMPACT OF COST CHALLENGES 2019 Summary of Cost Challenges 4.5 4.0 3.5 3.0 2.5 3.0 0.8 0.5 2.0 1.5 0.9 1.0 1.9 1.9 0.3 0.2 0.5 0.8 0.8 0.0 Q1 Q2 Q3 Q4 Material and Labor Manufacturing Investments FSE Costs Restructuring $ millions Operational challenges declined as a result of mitigation efforts COMMERCIAL VEHICLE GROUP, INC. 11

CONSOLIDATED FINANCIAL UPDATE $M except per share data Full-Year Highlights • Revenue robust in first half, sharp decline in Q4 • Revenue includes $10 Q4 FY million from FSE Q4 2018 $ FY 2018 $ 2019 (restated) Change 2019 (restated) Change • FX translation negatively Revenue 189.5 223.6 (34.1) 901.2 897.7 3.5 impacted FY revenue by $10 million Gross Profit 10.2 29.2 (19.0) 105.1 124.9 (19.8) • Cost headwinds of $5.4 Gross Margin 5.4% 13.1% 11.7% 13.9% million (Border Minimum SGA 13.6 15.5 1.9 62.5 60.7 (1.8) Wage and Troubled Supplier) Operating (loss)/Income (4.3) 13.4 (17.7) 40.6 62.9 (22.3) • Manufacturing investments Operating Margin (2.3%) 6.0% 4.5% 7.0% $1.8 million Diluted Earnings Per Share $(0.24) 0.26 (.50) $0.51 $1.36 (0.85) • Restructuring $3.0 million • Investment in strategy $2.7 million • FSE associated costs $0.9 million Sharp production declines beginning in Q3 drove negative comps year over year COMMERCIAL VEHICLE GROUP, INC. 12

RESTRUCTURING ► Actions initiated in 2019 in anticipation of weakening end markets ► Improved productivity and floor space utilization enabled the combination and closure of facilities ► $6 to $8 million costs • $3 million in 4Q 2019 • $3 to $5 million throughout 2020 • Primarily employee separation related costs and other costs to transfer production and subsequent closure of facilities ► $5 to $7 million net savings anticipated • Savings starting in 1Q 2020 ► Restructuring actions fully implemented by early 2021 COMMERCIAL VEHICLE GROUP, INC. 13

ELECTRICAL SYSTEMS SEGMENT RESULTS $ in millions Full-Year Highlights • North American truck market robust through three quarters; deteriorates in fourth quarter Q4 FY Q4 2018 $ FY 2018 $ 2019 (restated) Change 2019 (restated) Change • Construction markets softening Revenue 113.9 127.0 (13.1) 530.9 512.8 18.1 • Revenue includes $10 million FSE Gross Profit 5.8 16.5 (10.7) 60.0 71.1 (11.1) • $3.7 million negative FX 11.3% 13.9% Gross Margin 5.1% 13.0% translation impact on revenue 15.8 15.4 (0.4) SGA 4.0 4.1 0.1 • Operating income negatively Operating Income 1.1 12.3 (11.2) 42.8 55.0 (12.2) impacted by: • Border Minimum Wage – Operating Margin 0.9% 9.7% 8.1% 10.7% $2.3 million • Troubled supplier – $3.1 million • Manufacturing investments – $1.8 million • Restructuring $2.2 million Cost challenges and restructuring negatively impacted margins COMMERCIAL VEHICLE GROUP, INC. 14

GLOBAL SEATING SEGMENT RESULTS $ in millions Full-Year Highlights • Sales decline driven by Q4 Q4 $ FY FY $ 2019 2018 Change 2019 2018 Change lower construction and aftermarket revenue Revenue 76.5 99.3 (22.8) 381.5 397.5 (16.0) • $6.7 million negative FX Gross Profit 4.4 12.7 (8.3) 45.2 54.2 (9.0) translation impact on Gross Margin 5.8% 12.8% 11.8% 13.6% revenue SGA 4.9 5.6 0.7 20.4 22.4 2.0 • SG&A $2 million lower - cost Operating (loss) Income (0.6) 7.0 (7.6) 24.2 31.2 (7.0) discipline Operating Margin (0.8)% 7.1% 6.4% 7.9% • Restructuring $0.5 million Lower construction and aftermarket revenue pressured margins COMMERCIAL VEHICLE GROUP, INC. 15

APPENDIX COMMERCIAL VEHICLE GROUP, INC. 16

IMPACTS OF RESTATEMENT – GROSS PROFIT AND NET INCOME $ Millions Gross Profit Net Income As Previously As Previously CVG As Restated Reported Difference As Restated Reported Difference 2018 1Q 30.3 30.8 (0.5) 9.4 9.9 (0.4) 2018 2Q 34.9 35.6 (0.7) 12.7 13.2 (0.5) 2018 3Q 30.5 32.2 (1.7) 11.3 12.6 (1.3) 2018 4Q 29.2 30.3 (1.0) 8.1 8.9 (0.8) 2018 124.9 128.9 (3.9) 41.5 44.5 (3.0) 2019 1Q 33.1 34.6 (1.5) 10.0 11.1 (1.1) 2019 2Q 32.4 33.8 (1.3) 6.1 7.2 (1.0) 2019 3Q 29.4 31.2 (1.8) 7.2 8.5 (1.3) Nine Months Ended September 30, 2019 95.0 99.5 (4.6) 23.3 26.8 (3.5) $ Millions Gross Profit As Previously Electrical Systems Segment As Restated Reported Difference 2018 1Q 17.4 18.0 (0.6) 2018 2Q 20.6 21.3 (0.7) 2018 3Q 16.6 18.3 (1.7) 2018 4Q 16.5 17.6 (1.1) 2018 71.1 75.2 (4.1) 2019 1Q 19.3 20.8 (1.5) 2019 2Q 17.8 19.1 (1.4) 2019 3Q 17.1 18.9 (1.8) Nine Months Ended September 30, 2019 54.2 58.9 (4.7) COMMERCIAL VEHICLE GROUP, INC. 17

IMPACTS OF RESTATEMENT – TOTAL ASSETS $ Millions Total Assets As Previously CVG As Restated Reported Difference As of March 31, 2018 396.8 399.6 (2.8) As of June 30, 2018 397.9 401.3 (3.4) As of September 30, 2018 410.3 415.0 (4.7) As of December 31, 2018 412.7 418.1 (5.4) As of March 31, 2019 447.0 453.6 (6.6) As of June 30, 2019 452.7 460.3 (7.6) As of September 30, 2019 462.5 471.5 (9.0) COMMERCIAL VEHICLE GROUP, INC. 18